SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2001

Team Communications Group, Inc.

(Exact name of registrant as specified in its charter)

California	1-6739	95-4519215

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11818 Wilshire Boulevard, Suite 200, Los Angeles, California 90025

(Address of principal executive offices) (Zip Code)

(310) 312 4400

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Item 1. Change of Control
Item 7. Exhibits.
SIGNATURE
EXHIBIT INDEX
TEAM COMMUNICATIONS EXHIBIT 10.1
TEAM COMMUNICATIONS EXHIBIT 10.2
TEAM COMMUNICATIONS EXHIBIT 10.3

Item 1. Change of Control

     The following amends the 8-K filed on October 12, 2001.

     As of September 17, 2001, the portions amended the Consolidated Letter of Intent with Murchison Media Group (“MMG”) as follows:

     MMG shall have the right, but not the obligation, to convert the principal and accrued interest of the notes into preferred stock at a price equal to the lesser of 60% of Teams common stock as of September 17, 2001 (or $.12 of stock).

     In addition, Schedule A and B were inadvertently deleted from the original Form 8-K.

Item 7.   Exhibits.

10.1           Amendment to Consolidated Letter of Intent with MMG

10.2           Exhibit A to Consolidated Letter of Intent, as amended.

10.3           Exhibit B to Consolidated Letter of Intent, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2001

Team Communications Group, Inc.

By:	/s/ JAY J. SHAPIRO

Name: Jay J. Shapiro
Title: President and Chief Operating Officer

EXHIBIT INDEX

10.1           Amendment to Consolidated Letter of Intent with MMG

10.2           Exhibit A to Consolidated Letter of Intent, as amended.

10.3           Exhibit B to Consolidated Letter of Intent, as amended.